Exhibit 99.1

Œ © 2023 Blueprint Medicines Corporation KATE HAVILAND, PRESIDENT AND CEO J.P. MORGAN HEALTHCARE CONFERENCE – JANUARY 10, 2023

J.P. MORGAN 2023 Not for promotional use 2 Forward - looking statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , as amended, including, without limitation, statements regarding plans, strategies, timelines and expectations for interactions with the U . S . Food and Drug Administration (FDA) and other regulatory authorities ; statements regarding the benefits and expectations of AYVAKIT in treating patients with non - advanced systemic mastocytosis (SM) ; statements regarding the plans and potential benefits of AYVAKIT in treating patients with indolent SM ; plans and timing for presenting detailed data from the SYMPHONY trial of BLU - 945 in patients with advanced EGFR - mutant non - small cell lung cancer ; statements regarding plans and expectations for the company’s current or future approved drugs and drug candidates ; the potential benefits of any of the company’s current or future approved drugs or drug candidates in treating patients ; and the company’s financial performance, strategy, goals and anticipated milestones, business plans and focus . The words “aim,” “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward - looking statements, although not all forward - looking statements contain these identifying words . Any forward - looking statements in this press release are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward - looking statements contained in this press release, including, without limitation, risks and uncertainties related to the impact of the COVID - 19 pandemic to the company’s business, operations, strategy, goals and anticipated milestones, including the company’s ongoing and planned research and discovery activities, ability to conduct ongoing and planned clinical trials, clinical supply of current or future drug candidates, commercial supply of current or future approved products, and launching, marketing and selling current or future approved products ; the company’s ability and plans in continuing to establish and expand a commercial infrastructure, and successfully launching, marketing and selling current or future approved products ; the company’s ability to successfully expand the approved indications for AYVAKIT/AYVAKYT and GAVRETO or obtain marketing approval for AYVAKIT/AYVAKYT in additional geographies in the future ; the delay of any current or planned clinical trials or the development of the company’s current or future drug candidates ; the company’s advancement of multiple early - stage efforts ; the company’s ability to successfully demonstrate the safety and efficacy of its drug candidates and gain approval of its drug candidates on a timely basis, if at all ; the preclinical and clinical results for the company’s drug candidates, which may not support further development of such drug candidates either as monotherapies or in combination with other agents or may impact the anticipated timing of data or regulatory submissions ; the timing of the initiation of clinical trials and trial cohorts at clinical trial sites and patient enrollment rates ; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials ; the company’s ability to obtain, maintain and enforce patent and other intellectual property protection for AYVAKIT/AYVAKYT, GAVRETO or any drug candidates it is developing ; the company’s ability to develop and commercialize companion diagnostic tests for AYVAKIT/AYVAKYT, GAVRETO or any of its current and future drug candidates ; the company’s ability to successfully expand its operations, research platform and portfolio of therapeutic candidates, and the timing and costs thereof ; the company’s ability to realize the anticipated benefits of its executive leadership transition plan ; and the success of the company’s current and future collaborations, financing arrangements, partnerships or licensing arrangements . These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in the company’s filings with the Securities and Exchange Commission (SEC), including the company’s most recent Annual Report on Form 10 - K, as supplemented by its most recent Quarterly Report on Form 10 - Q and any other filings that the company has made or may make with the SEC in the future . The forward - looking statements in this presentation are made only as of the date hereof, and except as required by law, the company undertakes no obligation to update any forward - looking statements contained in this presentation as a result of new information, future events or otherwise . Accordingly, readers are cautioned not to place undue reliance on these forward - looking statements . This presentation also contains estimates, projections and other statistical data made by independent parties and by the company relating to market size and growth and other data about the company's industry . These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates . In addition, projections, assumptions and estimates of the company's future performance and the future performance of the markets in which the company operates are necessarily subject to a high degree of uncertainty and risk . Blueprint Medicines, AYVAKIT, AYVAKYT, GAVRETO and associated logos are trademarks of Blueprint Medicines Corporation .

J.P. MORGAN 2023 Not for promotional use OUR MISSION Make real the promise of precision therapy to extend and improve life for as many people as possible Not for promotional use 3 Suki patient with indolent systemic mastocytosis

J.P. MORGAN 2023 Not for promotional use POS, probability of success. 4 Blueprint’s strategy to achieve Precision at Scale by 2027 Mast cell disorders Lung cancer Breast cancer FOCUS ASPIRATION 2027 Start with genetic drivers of disease Select the right patients Drive transformative outcomes with high POS APPROACH Design highly potent and selective medicines

J.P. MORGAN 2023 Not for promotional use Blueprint has a compelling value proposition SM, systemic mastocytosis . 5 Differentiated scientific platform, development and business execution Doubling product revenue in 2022 Anticipated expansion into indolent SM, a ~15x larger patient opportunity Diverse set of programs targeting compelling peak revenue opportunities FOUNDATION OF SUCCESS COMMERCIAL PORTFOLIO NEAR - TERM REVENUE GROWTH ROBUST CLINICAL PIPELINE 3 4 2 1

J.P. MORGAN 2023 Not for promotional use Blueprint’s proven track record of R&D success development candidates nominated breakthrough therapy designations success rate from IND to clinical POC 14 80% 5 years from IND to first approval FDA approved indications approved medicines ~4 2 5 6 FDA, Food and Drug Administration. IND, investigational new drug application. POC, proof - of - concept.

J.P. MORGAN 2023 Not for promotional use Our scientific platform is a competitive advantage Potent target inhibition leading to rapid and deep responses DURABILITY Limit side effects driven by off - target activity TOLERABILITY Combine therapies to shut down disease drivers and resistance COMBINABILITY SELECTIVE SMALL MOLECULE PRECISION THERAPIES 7

J.P. MORGAN 2023 Not for promotional use 45 67 21 53 109 127 90 Consistent business execution resulting in balance sheet strength and diversity of revenue BLUEPRINT MEDICINES NET REVENUE ($M) 45 773 0 2018 0 2019 2020 2 2021 2022 Consensus 3 67 794 180 199 AYVAKIT ® Sales Collaboration / Other Revenue 1 Sources of Collaboration / Other Revenue 8 1 Includes Gavreto sales booked as revenue in 2020 and 2021. 2 Includes Roche collaboration payments. 3 2022 Ayvakit sales represents full year 2022 FactSet consensus as of 1/4/2023. 2022 Collaboration / Other Revenue represents 2022 FactSet consensus total revenue as of 1/4/2023 l ess 2022 Ayvakit sales. • Entering 2023 with >$1B in cash • On track to achieve high - end of 2022 total revenue guidance of $180M - $200M and AYVAKIT revenue guidance of $108M - $111M • Strong product revenue growth anticipated over the next few years

J.P. MORGAN 2023 Not for promotional use Strong track record of business development enabling corporate strategy Strategic Partnerships Geographic Expansion Buy - Side Transactions Program Partnerships 2015: Discovery collaboration on FOP 2016: Global I/O research collaboration 2019: WW out - license of BLU - 782 for FOP 2020: Global collaboration of GAVRETO ® 2018: Greater China partnering on 3 clinical programs 2021: Greater China partnering on 2 preclinical programs 2021: Acquisition for its EGFR Exon20 program 2022: Research collaboration on targeted protein degradation 2022: Supply agreement for osimertinib 2021: Translational research collaboration on CDK2 2021: Distribution agreement for AYVAKIT ® in Israel 2022: Distribution agreement for AYVAKIT TM in 14 Central Eastern European countries >$1.1B of capital brought in to - date inclusive of upfront, milestones and royalties 2022: WW out - license of BLU - 654 for GIST 9 FOP, fibrodysplasia ossificans progressiva . GIST, gastrointestinal stromal tumor. I/O, immunotherapy; WW, worldwide.

J.P. MORGAN 2023 Not for promotional use Strong foundation of enterprise capabilities and infrastructure 10 KNOWLEDGE & LEADERSHIP EXPERIENCED TEAM GLOBAL INFRASTRUCTURE Precision medicine and therapeutic area leadership Track record of bringing innovation from discovery to commercial Established U.S. and EU operations, with global partner network ‘

J.P. MORGAN 2023 Not for promotional use Blueprint has a compelling value proposition 11 Differentiated scientific platform, development and business execution Doubling product revenue in 2022 Anticipated expansion into indolent SM, a ~15x larger patient opportunity Diverse set of programs targeting compelling peak revenue opportunities FOUNDATION OF SUCCESS COMMERCIAL PORTFOLIO NEAR - TERM REVENUE GROWTH ROBUST CLINICAL PIPELINE 3 4 2 1

J.P. MORGAN 2023 Not for promotional use Commercial portfolio of transformative medicines 12

J.P. MORGAN 2023 Not for promotional use 13 AYVAKIT is the first precision therapy to target the underlying cause of SM Reduced mast cell burden Improved disease symptoms Improved quality of life Deep and durable clinical responses Positive benefit - risk profile PATIENT YEARS OF SM CLINICAL DATA DEMONSTRATING One pill, once daily dosing ~540 Currently FDA and EMA approved for advanced SM • sNDA submitted to FDA for indolent SM in Q4 2022 EMA, European Medicines Agency. sDNA , supplemental new drug application.

J.P. MORGAN 2023 Not for promotional use AYVAKIT is the standard of care for advanced SM in the U.S. AVYAKIT is the preferred treatment for advanced SM • ~75% of new patient starts / switches Total number of patients on therapy continues to grow • Anticipate continued growth with expansion of SM - AHN* treatment rate Increasing healthcare provider experience • >350 new U.S. accounts since launch Favorable patient access achieved • 100% coverage with rapid average time to fill of 4.9 days 14 FY '20 (actual) FY '21 (actual) FY '22 (expected) AYVAKIT NET REVENUE GROWTH >2x $53.0M $108 - $111M $21.2M * SM - AHN, SM with an associated hematologic neoplasm.

J.P. MORGAN 2023 Not for promotional use Blueprint has a compelling value proposition 15 Differentiated scientific platform, development and business execution Doubling product revenue in 2022 Anticipated expansion into indolent SM, a ~15x larger patient opportunity Diverse set of programs targeting compelling peak revenue opportunities FOUNDATION OF SUCCESS COMMERCIAL PORTFOLIO NEAR - TERM REVENUE GROWTH ROBUST CLINICAL PIPELINE 3 4 2 1

Indolent SM opportunity is orders of magnitude larger than advanced SM

Among ~16,000 SM patients diagnosed and observable in U.S. claims data[1]

~550

Treated patients with advanced SM

~15X

~7,500

Treated patients with moderate to severe indolent SM

Estimated >$1.5B global peak revenue opportunity in SM[2]

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1 U.S. claims data analyses on file. 2 Blueprint Medicines estimate.

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Success of HAE disease modifying therapies highlight SM opportunity potential

HEREDITARY ANGIOEDEMA

- Rare disorder characterized by anaphylaxis, attacks of swelling
- Treated by allergist immunologists
- New specialty market established with the approval of disease modifying therapies
- Market is continuing to grow today, with >35% 3-year growth rate (2019-2021)

~7,500

patients diagnosed and treated in U.S.[1]

~$1.5B

sales of prophylactic therapies in 2021[2]

J.P. MORGAN 2023
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1 Based on Biocryst Pharmaceutical report on U.S. claims data analyses. 2 Based on company sales reports. HAE, hereditary angioedema.

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Blueprint is positioned for success in indolent SM, a tractable specialty market

HIGH MEDICAL NEED

Debilitating symptoms, poor quality of life and high polypharmacy burden, with no available disease modifying therapy

MOTIVATED & IDENTIFIABLE PATIENTS

7,500 patients with moderate to severe ISM diagnosed, treated with polypharmacy and observable in U.S. claims data

PRESCRIBER CONCENTRATION

Top 350 allergist immunologists and hematologist oncologists actively manage ~1,500 patients

ESTABLISHED COMMERCIAL PRESENCE IN ADVANCED SM

Fully integrated team in the field today engaging with healthcare providers, payers and the patient community

Plan to initiate U.S. launch of AYVAKIT in indolent SM in the middle of 2023

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ISM, indolent SM.

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J.P. MORGAN 2023 Not for promotional use Blueprint has a compelling value proposition 19 Differentiated scientific platform, development and business execution Doubling product revenue in 2022 Anticipated expansion into indolent SM, a ~15x larger patient opportunity Diverse set of programs targeting compelling peak revenue opportunities FOUNDATION OF SUCCESS COMMERCIAL PORTFOLIO NEAR - TERM REVENUE GROWTH ROBUST CLINICAL PIPELINE 3 4 2 1

J.P. MORGAN 2023 Not for promotional use Pipeline targeting prevalent diseases with high medical need Multiple additional undisclosed research programs in areas of medical need MAST CELL DISORDERS LUNG CANCER BREAST CANCER AYVAKIT: KIT D816V Elenestinib : KIT D816V 1 Research: wild - type KIT GAVRETO: RET BLU - 945: EGFR BLU - 525: EGFR BLU - 451: EGFR exon 20 BLU - 222: CDK2 20 1 Elenestinib was formerly known as BLU - 263.

Comprehensive and modular EGFR portfolio strategy

FULL SPECTRUM COVERAGE[1] OF EGFR DRIVERS[2]

BLU-945

- More potent on L858R than ex19del
- Covers T790M and C797X resistance
- Selectivity profile: best-in-class potential

BLU-525

- Potent coverage of L858R and ex19del
- Covers C797X resistance
- CNS penetration: best-in-class potential



L858R
32%
Ex20ins
12%
Atypical
9%
ex19del
47%

BLU-451

- Potent coverage of all common ex20ins, plus atypical mutations (e.g., G719X, L861Q, etc.)
- CNS penetration: best-in-class potential

1 Target coverage based on preclinical data. 2 Riess, et al. J Thorac Oncol, 2018. CNS, central nervous system. Ex19del, exon 19 deletion. Ex20ins, exon 20 insertions.

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Randomized SYMPHONY trial expansion designed to de-risk combination development in 1L EGFR L858R mutant NSCLC

Symphony

ONGOING DOSE ESCALATION

- Late-line EGFR mutant NSCLC

PLANNED EXPANSION

- 1L EGFR L858R mutant NSCLC



BLU-945 + osimertinib
RP2D
R
BLU-945 + osimertinib
Osimertinib

1L, first-line. ctDNA, circulating tumor DNA. NSCLC, non-small cell lung cancer. R, randomized. RP2D, recommended Phase 2 dose.

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Our goal is to establish BLU-222 as the essential component of treatment paradigms for cancers vulnerable to CDK2 inhibition

TRANSFORM TREATMENT PARADIGMS

1L combinations in lead indications

TARGET RESISTANCE MECHANISMS

2L+ CDK4/6i resistant
HR+ / HER2- mBC



1
2
3
4
BLU-222

EXPAND INTO OTHER POPULATIONS

CDK2 inhibition across broader tumor types

TARGET PRIMARY DRIVERS

2L+ CCNE1-driven tumors

VELA trial dose escalation data, including RP2D, translational and initial combination safety, anticipated in 1H 2023

2L, second-line. CCNE1, cyclin E. CDK4/6i, CDK4/6 inhibitor. HER2-, HER2-negative. HR+, hormone-receptor-positive. mBC, metastatic breast cancer.

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J.P MORGAN 2023 Not for promotional use 24 Blueprint is uniquely positioned with a diversity of significant growth drivers SYSTEMIC MASTOCYTOSIS LUNG CANCER BREAST CANCER >$1.5B estimated global peak revenue opportunity 1 ~$5B osimertinib global sales in 2021 2 ~$8B CDK4/6 inhibitor global sales in 2021 2 1 Blueprint Medicines estimate. 2 Based on company reports.

Key anticipated portfolio milestones in 2023

Area	Program	Milestone	Timing
Mast cell disorders	AYVAKIT	Present registrational PIONEER trial data in indolent SM at AAAAI Annual Meeting	Feb 2023
	AYVAKYT	Achieve EMA validation of a type II variation MAA for indolent SM	1H 2023
	AYVAKIT	Achieve FDA approval and initiate U.S. launch in indolent SM	Mid 2023
	Research	Nominate a development candidate targeting wild-type KIT for chronic urticaria	Mid 2023
	Elenestinib	Present Part 1 HARBOR trial data in indolent SM	2H 2023
EGFRm NSCLC	BLU-525	Submit IND to FDA	1H 2023
	BLU-451	Present initial CONCERTO trial dose escalation data in EGFR exon 20 NSCLC	1H 2023
	BLU-945	Provide initial update on SYMPHONY trial expansion in 1L L858R	2H 2023
CDK2 vulnerable cancers	BLU-222	Present initial VELA trial dose escalation data	1H 2023

AAAAI, American Academy of Allergy, Asthma & Immunology. EGFRm, EGFR mutant. MAA, marketing authorization application.

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J.P. MORGAN 2023 Not for promotional use Blueprint 2027: Doubling our impact, in half the time Approved medicines Disease leadership areas Late - stage clinical programs Research platforms Cumulative development candidates 2011 - 2022 2 1 2 1 14 Planned 2022 - 2027 4+ 3+ 4+ 2 25+ 26 2027

Œ © 2023 Blueprint Medicines Corporation

		DISCOVERY	EARLY-STAGE DEVELOPMENT	LATE-STAGE DEVELOPMENT	REGULATORY SUBMISSION	APPROVED
Mast cell disorders	AYVAKIT® (avapritinib): KIT	Advanced SM[1,2]				U.S., Europe
		Indolent SM[1]				
	Elenestinib (BLU-263): KIT	Indolent SM				
	Wild-type KIT research program	Mast cell disorders				
Lung cancer	GAVRETO® (pralsetinib): RET	RET+ NSCLC[1,3,4]				U.S., Europe
	BLU-945: EGFR	EGFR+ NSCLC[5]				
	BLU-525: EGFR	EGFR+ NSCLC[5]				
	BLU-451: EGFR exon 20 insertions	EGFR+ NSCLC				
Breast cancer	BLU-222: CDK2	ER+/HER2- breast cancer				
Additional genomically defined cancers	AYVAKIT: PDGFRA	PDGFRA GIST[1,6]				U.S., Europe
	GAVRETO: RET	RET+ thyroid cancer[1,3,7]				U.S.
		Other RET+ solid tumors[1,3]				
	BLU-222: CDK2	CDK2-vulnerable cancers				
Cancer immunotherapy	BLU-852: MAP4K1	Advanced cancers[3]				
	Undisclosed research program	Advanced cancers[3]				
	Multiple undisclosed research programs					

ongoing or completed

planned

1. CStone Pharmaceuticals has exclusive rights to develop and commercialize avapritinib and pralsetinib in Greater China. 2. Approved in the U.S. for adults with advanced SM, including aggressive SM (ASM), SM with an associated hematological neoplasm (SM-AHN) and mast cell leukemia (MCL). Approved in Europe (AYVAKYT®) for adults with ASM, SM-AHN or MCL, after at least one systemic therapy. 3. In collaboration with Roche. 4. Received U.S. accelerated approval for adults with metastatic RET fusion-positive NSCLC. Received conditional marketing authorization in Europe for adults with advanced RET fusion-positive NSCLC not previously treated with a RET inhibitor. 5. Zai Lab has exclusive rights to develop and commercialize BLU-945 and BLU-525 in Greater China. 6. Approved in the U.S. for adults with unresectable or metastatic GIST harboring a PDGFRA exon 18 mutation, including PDGFRA D842V mutations. Approved in Europe (AYVAKYT®) for adults with unresectable or metastatic GIST harboring the PDGFRA D842V mutation. 7. Received U.S. accelerated approval for advanced or metastatic RET-mutant medullary thyroid cancer and RET fusion-positive thyroid cancer.

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Updated as of January 9, 2023.